Exhibit 10.11


                          EXCLUSIVE LICENSING AGREEMENT

     This EXCLUSIVE LICENSING AGREEMENT ("License") is entered into on this 21st day of September, 1998 by and between MATHEW & MARKSON, LTD., ("M&M") and TELCO BILLING, INC ("TBF"), a Nevada corporation.

                                    RECITALS

A. M&M is the sole and exclusive owner of the intellectual property rights to the name "YELLOW-PAGE.NET" including the name, the trade name, trademark, and the URL www.yellow-page.net (hereafter, "Name") and wishes to establish a royalty agreement to permit utilization of the Name.

A. TBI has the contacts, connections and contractual arrangements to place information on the internet, and seeks to utilize the intellectual property rights owned by M&M as its exclusive licensee under the terms and conditions of this License, granting such sub licenses as may be necessary to achieve the business goals of the parties, and agrees to the terms and conditions stated herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants between the parties, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     GRANT  OF  EXCLUSIVE  LICENSE.
       ------------------------------

     M&M hereby grants an exclusive and worldwide license to TBI to use, market, and sublicense the Name both as the means of identifying a product and/or service as well as a means of soliciting business. In such utilization, TBI discloses, and M&M specifically consents to marketing same by means of sales and marketing agreements to sub licensees as TBI may in its sole discretion deem necessary for the generation of royalties.

2.     COMPENSATION.
       -------------

     TBI agrees to pay M&M the sum of $400,000 on each anniversary date of this License for the following twenty (20) years. In the event that TBI should undergo a change of control or ownership in excess of 50% of the issued and outstanding common stock of TBI, all outstanding royalty payments shall become immediately due and payable. All payments are net M&M's Antigua or other M&M appointed bank account(s). Any and all taxes that may be or become due shall be solely paid by TBI and not deducted from the amount due M&M.

3.     TERM  OF  LICENSE.
       ------------------

     The term of this License (the "Term") shall be for twenty (20) years, except that this


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License  may  be terminated for cause if TBI or any of its agents or independent contractors engages in any activities which causes any civil or criminal investigation, allegation or action for fraud, misrepresentation, or the violation of any rule, statute, or procedure.

4.     DEFINED  SCOPE  OF  AGREEMENT.
       ------------------------------

     This License is not for a joint venture, partnership, or any combined work effort or benefit. This is strictly an agreement for payment of royalties for generation of income, and TBI shall not be an employee, agent or independent contractor for or on behalf of M&M.

5.     WARRANTIES  AND  COVENANTS.
       ---------------------------

     TBI is solely responsible for its means, methods, and mechanisms (hereafter, "Techniques") for marketing; as such, TBI assumes all liability for its sales efforts, techniques, tools, marketing strategies, scripts for solicitations, and any other means utilized. TBI covenants, warranties and agrees to hold M&M and its successors and assigns harmless, indemnify, and defend against any complaints by any individual or entity that arises. TBI assures M&M that all Techniques shall be reviewed and signed off by a attorney, thereby issuing an opinion that said Techniques are lawful.

6.     INDEMNIFICATION.  HOLD  HARMLESS.  AND  DEFENSE.
       ------------------------------------------------

     TBI hereby indemnifies and agrees to hold harmless M&M, and its beneficiaries, officers, directors, shareholders, employees, attorneys, representatives, agents and affiliates (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, demands, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on; incurred by, or asserted against, any Indemnified Person arising in connection with the name or marketing thereof. In addition, TBI agrees to defend M&M and its successors and assigns against any such claims that may arise. Without limitation, the foregoing indemnities shall apply to each Indemnified Person with respect to any claims which in whole or in part are caused by or arise out of the negligence of such Indemnified Person, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If TBI or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this License and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

7.     ASSIGNABILITY.
       --------------

     M&M may assign its rights to receive royalties under this License without consent of


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TBI.  TBI  agrees  to  place all sublicense's on notice of M&M's rights, royalty claims, and legal requirements. TBI may upon payment of assignment fee, assign this License with the written consent of M&M, which shall not be unreasonably withheld. Assignment fee shall be 20% of the gross amount already paid to M&M by assignor.

8.     COUNTERPARTS  AND  FAX  COPY.
       -----------------------------

     This License may be signed or executed in one or more counterparts, each of which shall be an original, but all of which collectively shall constitute one entire agreement. A facsimile (FAX) copy of this License shall have the same force and effect as the original, and may be signed and faxed to the other party for confirmation. Delivery of an executed counterpart of this License by fax shall be equally effective as delivery of a manually executed counterpart.

9.     MISCELLANEOUS.
       --------------

     A. The parties agree that this License shall be governed under the laws of the Antigua and Barbuda, and in the event of any dispute arising hereunder, jurisdiction and venue shall be Antigua, W.I

     A. In the event of any dispute under this License wherein this matter is brought to court, the prevailing party shall be entitled to their costs and attorney's fees as reasonably incurred by them in the enforcement of this License.

     A. The provisions of this License shall inure to the benefit of and shall be binding upon the respective heirs, personal, representatives, successors and assigns of the parties.

     A. The provisions of this License are severable, and if court finds one provision unenforceable, the remaining provisions of the agreement shall remain in full force and effect.

10.     NOTICE.
        -------

     All notices, requests, demands, or other communications required or permitted to be given under this License ("Notice") shall be addressed to the parties at the following addresses:

     TBI:
               Telco Billing, Inc.
               9420 E. Doubletree, C-102
               Scottsdale, AZ 85258

     M&M:
               Mathew and Markson, LTD.
               Woods Centre, Friars Hill Road, #1407


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               St. John's, Antigua, W.L

FAX numbers arid e-mail addresses may be provided as a means of rapid communication, and the parties are encouraged to utilize the entire realm of communications available as technology advances. However, for the purpose of legal notice under this document. Notice shall be sent by Certified or Registered Mail, Return Receipt Requested, or by commercial messenger service, or by physical placement of item in the parties mail box and/or on their desk or chair, all .fees paid by send. Notice shall be deemed complete once the item is delivered or out of the senders immediate control. The parties shall have the right to change its address for notice hereunder to any other location within the continental United States by Notice to the other party of such new address at least thirty (30) days before the effective date of such new address.

11.     ENTIRE  AGREEMENT.
        ------------------

     This License constitutes the entire agreement between the parties pertaining to the subject matter contained in this License. All prior and contemporaneous agreements, representations, and understandings, written or oral, are superseded by and merged in this License. No modification or amendment of this License shall be binding unless in writing and executed by both parties.

     IN WITNESS WHEREOF, the parties have signed on the date first-written above.

TELCO BILLING, INC.


/s/ Joseph Carlson  9-21-98
-----------------------------
By: Joseph Carlson, President




Mathew and Markson. LTD.


/s/ William W. Cooper 9-21-98
-----------------------------
By: William W. Cooper


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